Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Mar. 31, 2022	Mar. 31, 2021
Long term debt accounted under fair value option	$ 177,400	$ 150,100
Common stock, par or stated value per share	$ 0.00000003	$ 0.00000003
Common stock, shares authorized	7,000,000,000	7,000,000,000
Common stock, shares issued	694,975,965	651,576,293
Common stock, shares outstanding	694,975,965	651,576,293